UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 26, 2016

The New Home Company Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36283	27-0560089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Enterprise, Suite 450 Aliso Viejo, California (Address of principal executive offices)	92656 (Zip Code)
(949) 382-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective July 26, 2016, the board of directors of The New Home Company Inc. (the “Company”) approved a change of the Company’s registered agent from The Corporation Trust Company to Registered Agent Solutions, Inc. and approved an amendment to the Company’s bylaws reflecting such change.  Article I, Section 1.1 of the Company’s bylaws has been amended to reflect the change. On July 27, 2016, the Company filed a Certificate of Change of Registered Agent and/or Registered Office with the State of Delaware Secretary of State to effectuate the change.

A copy of the Company’s Certificate of Change of Registered Agent and/or Registered Office is attached as Exhibit 3.1 to this Current Report on Form 8-K, and a copy of the Company’s Amended and Restated Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

3.1	State of Delaware Certificate of Change of Registered Agent and/or Registered Office
3.2	Amended and Restated Bylaws of The New Home Company Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The New Home Company Inc.

Date: August 1, 2016	By:	/s/ Miek Harbur
Miek Harbur
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	State of Delaware Certificate of Change of Registered Agent and/or Registered Office
3.2	Amended and Restated Bylaws of The New Home Company Inc.